Exhibit 99.1

 February 2026

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2024 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

 Key Metrics  Total Assets $6.7 billion  Market Capitalization $1.0 billion  Cash Dividend Yield 3.75%  P/E Ratio 10.4x  Price to Book Value 1.2x  Price to Tangible Book Value 1.3x  Tangible Common Equity Ratio 11.94%  Competitive Position  3rd largest Kentucky domiciled bank holding company  2nd in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions  7th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions  Financial data as of December 31, 2025  Deposit market share as of June 30, 2025  3

 Corporate History  1903 Pikeville National bank formed  1987-2005 Acquired 14 banks and purchased 17 branch locations  1997 Changed name to Community Trust Bancorp, Inc.  2010 Acquired LaFollette First National Corporation  Presently Two operational subsidiaries~   Community Trust Bank, Inc. and   Community Trust and Investment Company  4

 Our Banking Franchise  Serving customers in 81 locations in 37 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Our Banking Franchise

Central Region

Loans - $1.2 billion

Deposits - $1.5 billion

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $1.0 billion

Deposits - $2.2 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $0.6 billion

Deposits - $0.8 billion

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $1.2 billion

Deposits - $1.2 billion

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

Indirect Lending

Loans - $0.9 billion

CTIC

Assets Under Management - $4.1 billion (including $1.1 billion CTB)
Revenues - $23.5 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of December 31, 2025

6

Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billions  Revenue in millions  7

 Executive Management Team   Banking Yrs. w/  Name Position Experience CTBI  Mark A. Gooch Chairman, President, and CEO 44 years 44  Kevin J. Stumbo EVP/Chief Financial Officer 39 years 31  Richard W. Newsom CTB President 42 years 42  Andy Waters CTIC President and CEO 39 years 22  C. Wayne Hancock EVP/Chief Legal Officer 17 years 17   Mark Smith EVP/Chief Credit Officer 33 years 19  Thomas McCoy EVP/Operations 34 years 34  Steven E. Jameson EVP/Chief Risk Officer 40 years 21  Ricky Sparkman EVP/SC KY/TN President 41 years 32  D. Andrew Jones EVP/NE KY/WV President 38 years 38  David Tackett EVP/E KY President 38 years 34  Billie Dollins EVP/C KY President 44 years 15  8

 Operational Philosophy  Traditional community banking business model  Executive management and board of director commitment to strong corporate governance  Decentralized decision making and centralized operations and risk management  Strong loan portfolio risk management process  Specialized product offerings  Maintain a strong tangible equity position  Organic growth expectations combined with de novo branching and acquisition  Consistent long-term performance  9

 Consistent Financial Performance   2025 2024 2023 2022 2021     EPS $5.44 $4.61 $4.36 $4.59 $4.94  ROAA 1.53% 1.41% 1.40% 1.50% 1.63%  ROAE 12.07% 11.31% 11.75% 12.74% 12.88%  Net Int. Margin 3.62% 3.36% 3.32% 3.32% 3.21%  Efficiency Ratio 50.48% 52.57% 54.29% 53.07% 53.11%  Nonperforming Loans 0.39% 0.59% 0.34% 0.41% 0.49%  Net Charge-offs 0.16% 0.13% 0.08% 0.02% 0.00%  % of Average Assets:  Noninterest Income 0.99% 1.05% 1.02% 1.07% 1.13%  Noninterest Expense 2.23% 2.22% 2.25% 2.23% 2.21%  10  All information is for the years ended December 31.

 Earnings Review

 Earnings Per Share  EPS increased 18.0% from 2024 to 2025  2026 EPS goal - $5.78 to $6.02 per share  12

 Net Income  Net income increased 18.4% from 2024 to 2025  2026 goal for net income - $105.1 to $109.3 million  (in millions)  13

 Revenues  Revenues increased 13.7% from 2024 to 2025  2026 goal for revenues - $294.7 to $306.7 million  (in millions)  14

 Noninterest Incomeas a % of Total Revenue  Noninterest income increased 1.7% from 2024 to 2025  2026 goal for noninterest revenue – 22.0% to 24.5% of total revenue  (in millions)  15

 Net Interest Revenue  Net interest revenue increased by 17.7% from 2024  Net interest margin increased 26 basis points  Average earning assets increased $507.6 million, or 9.1%  (in millions)  16

 Net Interest Margin  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.  17  Dec ’25  Sept ’25  Jun ’25  Mar ’25  Dec ’24  Sept ’24  Net Interest Margin  3.67%  3.60%  3.64%  3.57%  3.43%  3.39%  Yield on Earning Assets  5.64%  5.73%  5.76%  5.71%  5.66%  5.72%  Cost of Interest Bearing Funds  2.78%  3.01%  3.00%  3.02%  3.18%  3.36%  Benefit of Noninterest Bearing Deposits  0.81%  0.88%  0.88%  0.88%  0.95%  1.03%

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  18  Noninterest Expense & Efficiency Ratio  (in millions)

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 Balance Sheet Review

 Total Assets  Total assets at 12/31/25 increased $490.9 million, or 7.9%, from 12/31/24  Loans increased $408.3 million or 9.1%  Investment portfolio increased $65.4 million or 6.2%  Deposits, including repurchase agreements, increased $387.5 million or 7.3%  2026 goal for total assets - $6.80 to $7.23 billion     (in billions)  21

 Total Loans  2026 goal for total loans – $5.02 to $5.22 billion  (in billions)  22  Loan Portfolio Mix  December 31, 2025  Loan Rate Mix

 Concentrations of Creditas a % of Total Loans  December 31, 2025  23

 Indirect Lending  (in millions)  24

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.  25  Nonperforming Loansas a % of Total Loans  Commercial loans - $3.0 million  Consumer indirect loans - $3.6 million  Consumer direct loans - $0.6 million  Residential loans - $0.2 million

 Nonperforming Assetsas a % of Total Assets  $3.1 million in other real estate owned  26  Loan Loss Reserve  as a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 9/30/2025 for bank holding companies with consolidated assets of $3 billion to $10 billion.

 Criticized Assets as a % of Tier 1 Capital + Allowance for Credit Lossesas a % of Total Assets  2021  2022  2023  2024  2025  OAEM  $1,360,144  $2,192,698  $17,189,745  $8,678,851  $14,737,501  Substandard  57,763,067  61,714,258  55,552,945  67,121,668  68,568,542  Doubtful  308,390  1,008,981  765,359  1,488  108,077  Total Loans  $3,408,813,271  $3,709,289,556  $4,050,905,735  $4,486,636,898  $4,894,942,366  27  Criticized Assets as a % of Total Loans

 Total Depositsincluding Repurchase Agreements  (in billions)  28  December 31, 2025  2026 goal for total deposits including repurchase agreements - $5.83 to $6.07 billion

 Shareholder Value

 Dividends Per Share  Dividend payout ratio at December 31, 2025 was 36.8%  Desired level between 40% and 50%  December 31, 2025 cash dividend yield was 3.75%  30

 Shareholders’ Equity  Shareholders’ equity has increased 22.6% during the past five years  5.5% compound growth rate for the past five years  2026 goal for shareholders’ equity - $923.9 to $961.6 million  (in millions)  31  5.5%

 Book Value Per Share  Tangible Common Equity/Assets  32

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2020 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2025.  33

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  34  December 31, 2025

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends  45 years of consecutive increases in cash dividends  5-year compound growth rate of cash dividends 5.5%  Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index  CTBI shareholders include  273 institutional investors (including CTIC – 10.9%) hold 11.8 million shares (62.7%)  316 mutual funds hold 5.5 million shares (30.5%)  Data as of December 31, 2025  35

 Key Strategic Initiatives

 Operational Priorities  Build core earnings capacity  Quality loan growth  Low cost deposit growth  Branch expansion in growth markets  Maintain net interest margin   Operational efficiency  Expense control  Noninterest revenue growth  Compliance management  Increase noninterest income  Wealth management  Brokerage  Insurance  Continuing focus on improving asset quality   37

 CTBI’s Franchise Value  History of solid investor returns  Historically strong capital position  Investor focused dividend policy  Dividend Achievers Index  Consistent financial performance  Community banking strategy  Economic diversity in the markets we serve  Strong experienced management team and nearly 1,000 dedicated employees  Our shareholders  38

 39  2026 Investor Presentation